SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               July 27, 1998
                     (Date of earliest event reported)


                           LIFE RE CORPORATION
           (Exact name of Registrant as specified in its charter)


  Delaware                  1-11340              01-0437851
 (State of           (Commission File No.)     (IRS Employer
 Incorporation)                                Identification No.)


                969 High Ridge Road, Stamford, CT 06905
        (Address of principal executive offices, including zip code)


                                (203) 321-3000
            (Registrant's telephone number, including area code)


                                 Not Applicable
       (Former name or former address, if changed since last report)




 Item 5.  Other Events.

      Life Re Corporation, a Delaware corporation ("Life Re"), Swiss Reinsurance Company, a Swiss corporation ("Swiss Re"), and SRC Acquisition Corp., a Delaware corporation, have entered into an Agreement and Plan of Merger dated as of July 27, 1998 (the "Merger Agreement"). The Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

      Life Re and Swiss Re have issued a joint press release announcing the Merger Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


 Item 7.   Financial Statement, Pro Forma Financial Information and
           Exhibits.

 (c)       Exhibits.

 Exhibit No.              Description

      2.1 Agreement and Plan of Merger, dated as of July 27, 1998, by and among Life Re Corporation, Swiss Reinsurance Company, SRC Acquisition Corp. and, if applicable, Swiss Re America Holdings Corporation.

      99.1 Press Release issued by Life Re Corporation and Swiss Reinsurance Company dated July 27, 1998.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          LIFE RE CORPORATION


                          By: /s/ W. Weldon Wilson
                             ____________________________
                             W. Weldon Wilson
                             Vice President, General Counsel
                               and Secretary


 Date:  July 27, 1998


                               Exhibit Index

 Exhibit
 No.                Description

      2.1 Agreement and Plan of Merger, dated as of July 27, 1998, by and among Life Re Corporation, Swiss Reinsurance Company, SRC Acquisition Corp. and, if applicable, Swiss Re America Holdings Corporation.

      99.1 Press Release issued by Life Re Corporation and Swiss Reinsurance Company dated July 27, 1998.